                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549



                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


                                                      September 27, 1996
Date of Report (Date of earliest event reported)  . . . . . . . . . . . . . . .


                         NATIONAL INCOME REALTY TRUST
 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
            (Exact name of registrant as specified in its charter)


California                          0-9211                       94-2537061
 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
(State or other jurisdiction      (Commission                 (I.R.S. Employer
    of incorporation)               File No.)                Identification No.)


280 Park Avenue, East Building, 20th Floor, New York, NY             10017
 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
     (Address of principal executive offices)                      (Zip Code)


                                                            (212) 949-5000
Registrant's telephone number, including area code  . . . . . . . . . . . . . .


                                 Not Applicable
 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
         (Former name or former address, if changed since last report)





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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

On August 27, 1996, National Income Realty Trust (the "Trust") entered into a Purchase and Sale Agreement with Massachusetts Mutual Life Insurance Company, a major east coast life insurance company not affiliated with the Trust or any of its officers or trustees, pursuant to which the Trust agreed to sell Century Centre II (the "Property"), a fully leased 171,000 square foot office building located in San Mateo, California, for $28.2 million. The carrying value of the Property, which was subject to a $21.0 million first lien mortgage loan, exceeded 10% of the Trust's total assets. The sale closed on September 27, 1996, with the Trust receiving net cash proceeds of $6.2 million after the payoff of the $21.0 million mortgage loan and funding closing costs and prorations. As a result of the disposition, the Trust recorded a gain of $3.7 million.

ITEM 5.  OTHER EVENTS

At its September 1996 meeting, the Board of Trustees authorized the Trust to repurchase up to 150,000 additional shares of its beneficial interest. In May 1994, the Board of Trustees had authorized the Trust to repurchase up to 300,000 additional shares of beneficial interest, of which 294,702 had been purchased through October 2, 1996.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(b)      Pro forma financial information:

Pro forma statements of operations are presented for the year ended December 31, 1995, and the six months ended June 30, 1996. A pro forma balance sheet as of June 30, 1996, is also presented.

The pro forma statements of operations present the Trust's operations as if the transaction described in Item 2. had occurred at the beginning of each of the periods presented. Pro forma adjustments related to the pro forma balance sheet have been computed assuming the transaction was consummated on June 30, 1996.





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
                          NATIONAL INCOME REALTY TRUST
                                   PRO FORMA
                           CONSOLIDATED BALANCE SHEET
                                 JUNE 30, 1996
                                  (Unaudited)



                                                                    Sale of
                                                                    Century
                                                Actual            Centre II (1)           Pro forma
                                            ---------------      ---------------        --------------
                                                              (dollars in thousands)

           Assets
           ------
Real estate
    Held for investment, net of
      accumulated depreciation  . . .       $       176,891      $            -         $      176,891
    Held for sale, net of
      accumulated depreciation  . . .                35,447               (23,191)              12,256
                                            ---------------      ----------------       --------------
                                                    212,338               (23,191)             189,147

Notes and interest receivable
    Performing  . . . . . . . . . . .                 2,700                   -                  2,700
    Nonperforming, nonaccruing  . . .                   977                   -                    977
                                            ---------------      ----------------       --------------
                                                      3,677                   -                  3,677
Less - allowance for estimated
    losses  . . . . . . . . . . . . .                (3,274)                  -                 (3,274)
                                            ----------------     ----------------       --------------
                                                        403                   -                    403
Investments in partnerships . . . . .                 4,245                   -                  4,245
Cash and cash equivalents . . . . . .                 1,315                 6,156                7,471
Restricted cash . . . . . . . . . . .                 5,760                   -                  5,760
Other assets  . . . . . . . . . . . .                 5,308                  (683)               4,625
                                            ---------------      ----------------       --------------
                                            $       229,369      $        (17,718)      $      211,651
                                            ===============      ================       ==============





-------------------------

(1) Assumes the Trust sold Century Centre II on June 30, 1996.





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
                         NATIONAL INCOME REALTY TRUST
                                  PRO FORMA
                    CONSOLIDATED BALANCE SHEET (Continued)
                                JUNE 30, 1996
                                 (Unaudited)



                                                                      Sale of
                                                                      Century
                                                 Actual             Centre II (1)          Pro forma
                                              -------------         -------------        -------------
                                                                (dollars in thousands)

Liabilities and Shareholders' Equity
------------------------------------
Liabilities

Notes, debentures, and interest
    payable   . . . . . . . . . . . .         $     151,578         $     (21,004)       $     130,574
Other liabilities . . . . . . . . . .                 7,727                  (349)               7,378
                                              -------------         -------------        -------------
                                                    159,305               (21,353)             137,952

Commitments and contingencies . . . .

Shareholders' equity

Shares of beneficial interest, no
    par value; authorized shares,
    unlimited; issued and outstanding,
    3,448,286 shares (after deducting
    487,912 shares held in
    treasury)   . . . . . . . . . . .                10,354                  -                  10,354
Paid-in capital . . . . . . . . . . .               277,071                  -                 277,071
Accumulated distributions in excess
    of accumulated earnings . . . . .              (217,361)                3,635             (213,726)
                                              -------------         -------------        -------------
                                                     70,064                 3,635               73,699
                                              -------------         -------------        -------------
                                              $     229,369         $     (17,718)       $     211,651
                                              =============         =============        =============


-------------------------

(1)  Assumes the Trust sold Century Centre II on June 30, 1996.





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
                          NATIONAL INCOME REALTY TRUST
                                   PRO FORMA
                            STATEMENT OF OPERATIONS
                         SIX MONTHS ENDED JUNE 30, 1996
                                  (Unaudited)



                                                                        Century
                                                  Actual            Centre II (1)         Pro forma
                                              -------------        ---------------      --------------
                                                  (dollars in thousands, except per share data)

Income
  Rentals   . . . . . . . . . . . . .         $      23,713        $       (1,628)      $       22,085
  Interest  . . . . . . . . . . . . .                   360                    -                   360
  Equity in income of partnerships                    1,180                    -                 1,180
                                              -------------        --------------       --------------
                                                     25,253                (1,628)              23,625

Expenses
  Property operations . . . . . . . .                13,813                  (757)              13,056
  Interest  . . . . . . . . . . . . .                 6,322                  (753)               5,569
  Depreciation  . . . . . . . . . . .                 2,643                    -                 2,643
  Advisory fees to affiliate  . . . .                   536                    -                   536
  General and administrative  . . . .                 1,066                    -                 1,066
                                              -------------        --------------       --------------
                                                     24,380                (1,510)              22,870
                                              -------------        --------------       --------------
Income before gains on sale of
  real estate and insurance
  settlement  . . . . . . . . . . . .                   873                  (118)                 755
Gain on sale of real estate . . . . .                    11                    -                    11
Gain on insurance settlement  . . . .                   451                    -                   451
                                              -------------        --------------       --------------
Net income  . . . . . . . . . . . . .         $       1,335        $         (118)      $        1,217
                                              =============        ==============       ==============

Earnings per share

Net income  . . . . . . . . . . . . .         $         .39                             $          .35
                                              =============                             ==============

Weighted average shares of
  beneficial interest used in
  computing earnings per share  . . .             3,440,058                                  3,440,058
                                              =============                             ==============



-------------------------

(1) Assumes the Trust sold Century Centre II on January 1, 1996, and accordingly represents operations for the property for the six months ended June 30, 1996.





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
                          NATIONAL INCOME REALTY TRUST
                                   PRO FORMA
                            STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1995



                                                                        Century
                                                   Actual             Centre II (1)        Pro forma
                                               --------------         -------------     ---------------
                                                 (audited)             (unaudited)        (unaudited)
                                                     (dollars in thousands, except per share data)
Income
  Rentals   . . . . . . . . . . . . .          $       43,381         $    (3,048)      $        40,333
  Interest  . . . . . . . . . . . . .                   1,089                  -                  1,089
  Equity in income of partnerships  .                     770                  -                    770
                                               --------------         -----------       ---------------
                                                       45,240              (3,048)               42,192
Expenses
  Property operations   . . . . . . .                  25,279              (1,402)               23,877
  Interest  . . . . . . . . . . . . .                  12,306              (1,638)               10,668
  Depreciation  . . . . . . . . . . .                   5,959                (802)                5,157
  Advisory fees to affiliate  . . . .                   1,037                  -                  1,037
  General and administrative  . . . .                   2,058                  -                  2,058
  Provision for losses  . . . . . . .                    (425)                 -                   (425)
                                               --------------         -----------       ---------------
                                                       46,214              (3,842)               42,372
                                               --------------         -----------       ---------------

(Loss) before gains on sales of real
  estate and investments and
  extraordinary gain  . . . . . . . .                    (974)                794                  (180)
Gain on sale of real estate . . . . .                     533                  -                    533
Gain on sale of investments . . . . .                     412                  -                    412
                                               --------------         -----------       ---------------
(Loss) income from continuing
  operations  . . . . . . . . . . . .          $          (29)        $       794       $           765
                                               ==============         ===========       ===============

Earnings per share

(Loss) income from continuing
  operations  . . . . . . . . . . . .          $           -                                        .22
                                               ==============                           ===============

Weighted average shares of
  beneficial interest used in
  computing earnings per share  . . .               3,439,191                                 3,439,191
                                               ==============                           ===============

-------------------------

(1) Assumes the Trust sold Century Centre II on January 1, 1995, and accordingly represents operations for the property for the year ended December 31, 1995.





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                                   SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        NATIONAL INCOME REALTY TRUST



                                        By:/s/ Robert C. Irvine
                                           -------------------------
                                           Robert C. Irvine
                                           Chief Financial Officer


DATED:   October 15, 1996





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